EXHIBIT 10.12

*****Confidential Treatment has been requested for portions of this agreement. The copy file herewith omits information subject to the confidentiality request. Omissions are designated as [*****]. A complete version of this agreement has been filed separately with the Securities and Exchange Commission.


                               131 Park Street, NE
                           Vienna, Virginia 22180-4607
                              Phone: (703) 281-7440
                               FAX: (703) 281-7636



July 9, 1999                      LETTER AGREEMENT



InforMax
6010 Executive Blvd.
Suite 501
North Bethesda, MD 20852 USA


Attention:     Ms. Kimberly B. Durazo
               Director of Operations, InforMax, Inc.

Dear Mrs. Durazo,

In response to the proposal provided by InforMax on July 2, 1999 regarding contract NO1-LM-5-3530 for the year 1999-2000, the following agreement and specified terms will supercede the prior sub-contract arrangement currently in place. Each line item referenced below for this fixed-priced agreement will be implemented on July 15, 1999. Any liabilities from the prior agreement Subcontract No.: 1489-9601, will cease under this new agreement.

Contract is a FIRM-FIXED COST for one year, from July 15, 1999 to July 12, 2000.

The  following  labor  categories  and  rates  have  been  agreed  to by MSD and
InforMax:

One Senior Bio-Informatics Software Engineer at an annual hourly rate of [*****].

Two Bio-Informatics Software Engineers at an annual hourly rate of [*****].

Three Bio-Informatics Software Engineers at an annual hourly rate of [*****].

Software Engineer rates increase with the start of the new contract effective July 15, 1999.

The total FIRM-FIXED cost for the one year contract will not exceed [*****].

MSD payments will be made to INFORMAX, INC. within 30 days from date of receipt for the period worked. An invoice will be submitted by INFORMAX to MSD via email on the first of every month. MSD and INFORMAX will meet on a quarterly basis to ensure that hours and billings are maintained to satisfy the terms specified in the agreement.

INFORMAX will provide monthly to MSD, copies of signed employee timesheets, a summary report of actual hours worked to date by each employee and an employee job status report. This agreement is for [*****] hours in accordance with the rates above for a fixed price annual total of [*****].

Please execute two signed originals of this agreement. MSD will then sign both and return one original for your files. MSD looks forward to continuing or long standing partnership with InforMax with this agreement. Please feel free to contact myself or Jim Fox (703) 281-7440 x124 regarding any questions or clarifications to this agreement.

Very truly yours,


Haley Esser
MSD Program Manager

/s/ James A. Fox                                   7/12/99
------------------                                 ---------
James A Fox                                         Date
MSD, Vice President

/s/ Joseph Lehnen                                  7/9/99
-------------------                                ---------
Joseph Lehnen                                       Date
INFORMAX, Chief Financial Officer

*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.

November 22, 1999

InforMax
6010 Executive Blvd. 10th Floor
Suite 501
North Bethesda, MD 20852 USA

Attention:     Ms. Kimberly B. Durazo
               Director of Operations, InforMax, Inc.

Dear Mrs. Durazo,

This addendem is submitted in support of the proposal provided by InforMax on July 2, 1999 regarding contract NO1-LM-5-3530 for the year 1999-2000. The following agreement and specified terms are subject to the Letter Agreement referenced above.

Contract is a FIRM-FIXED COST for one year, from November 8, 1999 to November 5th, 2000.

One Senior Bio-Informatics Software Engineer at an annual hourly rate of [*****].

The total FIRM-FIXED cost for the one-year contract will not exceed [*****].

MSD payments will be made to INFORMAX, INC. within 30 days from date of receipt for the period worked. An invoice will be submitted by INFORMAX to MSD via email on the first of every month. THIS INVOICE SHALL REFERENCE MSD ORDER NUMBER #1986. MSD and INFORMAX will meet on a quarterly basis to ensure that hours and billings are maintained to satisfy the terms specified in the agreement.

INFORMAX will provide monthly to MSD, copies of signed employee timesheets, a summary report of actual hours worked to date by each employee and an employee job status report. This agreement is for [*****] hours in accordance with the rates above for a fixed price annual total of [*****].

Please feel free to contact myself or Jim Fox (703) 281-7440 x124 regarding any changes or clarifications to this agreement.

Very truly yours,

/s/ Haley Esser

Haley Esser
MSD Program Manager

James A. Fox                                       11/22/99
------------------                                 ---------
James A Fox                                         Date
MSD, Vice President

Joseph Lehnen                                      11/29/99
-------------------                                --------
Joseph Lehnen                                       Date
INFORMAX, Chief Financial Officer

[GRAPHIC OMITTED]


*****Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange   Commission.   Confidential  Treatment  has been
requested with respect to the omitted portions.


November 22, 1999


InforMax
6010 Executive Blvd. 10th Floor
North Bethesda, MD 20852 USA

Attention:   Ms. Kimberly B. Durazo
             Director of Operations, InforMax, Inc.

Dear Ms. Durazo,

This addendum is submitted in support of the proposal provided to InforMax on July 9, 1999 regarding contract NO1-LM-5-3530 for the year 1999-2000. The following agreement and specified terms are subject to the Letter Agreement referenced above.

Contract is a FIRM-FIXED COST for one year, from September 20, 1999 to September 17, 2000.

One Senior Bio-Informatics Software Engineer at an annual hourly rate of [*****].

The total FIRM-FIXED cost for the one-year contract will not exceed [*****].

MSD payments will be made to INFORMAX, INC. within 30 days from the date of receipt for the period worked. An invoice will be submitted by INFORMAX to MSD via email on the first of every month. This invoice shall reference MSD order number #2029. MSD and INFORMAX will meet on a quarterly basis to ensure that hours and billings are maintained to satisfy the terms specified in the agreement.

INFORMAX will provide monthly to MSD, copies of signed employee timesheets, a summary report of actual hours worked to date by each employee and an employee job status report. This agreement is for [*****] hours in accordance with the rates above for a fixed price annual total of [*****].

Please feel free to contact myself or Jim Fox (703) 281-7440 x124 regarding any changes or clarifications to this agreement.

Very truly yours,

/s/ Haley Esser

Haley Esser
MSD Program Manager

Addendum #1

/s/ James A. Fox                        11/22/99
---------------------------------       --------
MSD, Vice President                     Date


/s/ Joseph Lehnen                       11/27/99
---------------------------------       --------
INFORMAX, Chief Financial Officer       Date

     Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange  Commission.   Confidential  treatment  has  been
requested with respect to the omitted portions.

                                  PURCHASE ORDER                       Order No.
                                                                            2385
                              PHONE (703) 281-7440

                                       ITG

To:       Informax                  Ship To:  Management Systems Designers, Inc.
Address:  6010 Executive Blvd.      Address:  131 Park Street, N.E.
City:     North Bethesda, MD        City:     Vienna, Virginia
          20852                               22180

ACCT.            Date Required    Terms      How Ship     Date     7.26.00

                 The following categories (labor) and rates
                 Have been agreed to by MSD and Informax:

                 - [****] : [****] Hrs. @ [****] =           [****]
                 - [****] : [****] Hrs. @ [****] =           [****]
                 - [****] : [****] Hrs. @ [****] =           [****]
                 - [****] : [****] Hrs. @ [****] =           [****]
                 - [****] : [****] Hrs. @ [****] =           [****]
                 - [****] : [****] Hrs. @ [****] =           [****]

                 MSD Payments will be made to Informax, Inc.
                 Within 30 days from the date of receipt for The period worked. An invoice will be submitted By Informax to MSD via e0mail on the first
                 Of every month.

                 Informax will provided monthly to MSD, copies Of signed employee timesheets, a summary Report of actual hours worked to date by each Employee and an employee job status report.

                                                    TOTAL:   [****]

                 Period of performance: August 6, 2000-
                                        August 5, 2001

Our order number appear on all                       /s/ Illegible
invoices, packages, etc.

Please notify us immediately if you are
unable to ship complete order by date
specified
White-original                Yellow-Office Copy                  Pink-Receiving

     Certain information on this page has been omitted and filed separately with
the  Securities  and  Exchange  Commission.   Confidential  treatment  has  been
requested with respect to the omitted portions.

                                  PURCHASE ORDER                       Order No.
                                                                            2461
                              PHONE (703) 281-7440

                                       ITG

To:       Informax                  Ship To:  Management Systems Designers, Inc.
Address:  6010 Executive Blvd.      Address:  131 Park Street, N.E.
City:     North Bethesda, MD        City:     Vienna, Virginia
          20852                               22180

ACCT.            Date Required    Terms      How Ship     Date

                 Consulting services for:

                   [****] at $ [****] Per Hr. for [****] hours
                 Period of performance: September 18, 2000-
                                        September 17, 2001
                   [****] at $ [****] Per Hr. for [****] hours




                        Contract Type: Time & Materials


                                                      1518-001-46
                                                      -------------------
Our order number appear on all                        /s/ Illegible
invoices, packages, etc.

Please notify us immediately if you are
unable to ship complete order by date
specified

White-original                Yellow-Office Copy                  Pink-Receiving